UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2007
WILD OATS MARKETS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21577	84-1100630

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
1821 30th Street
Boulder, Colorado 80301
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (303) 440-5220
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On June 5, 2007, the Company issued a press release regarding the Federal Trade Commission’s decision to seek a temporary restraining order and a preliminary injunction in Federal District Court to block Whole Foods Market, Inc.’s proposed acquisition of the Company. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release of Wild Oats Markets, Inc., dated June 5, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILD OATS MARKETS, INC.

Date: June 6, 2007	By:	/s/ Freya R. Brier

		Name:	Freya R. Brier
		Title:	Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Wild Oats Markets, Inc., dated June 5, 2007.